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                                                             GE LifeStyle Funds
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                      Supplement Dated December 22, 1998
              To Strategy Fund Prospectus Dated November 30, 1998

The following supplements the paragraph entitled "By Automatic Investment Plan" on page 33 of the Prospectus by adding the following sentence to the end of the paragraph:

         If an automatic monthly investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.

                                                                      RS-LS2-36